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                              SAFETY-KLEEN CORP.
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                                                                               1

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                                  INTRODUCTION
                                DONALD BRINCKMAN
                             CHAIRMAN OF THE BOARD
                               SAFETY-KLEEN CORP.



MEETING OBJECTIVE                                                              2

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   . Why Safety-Kleen initiated exploration of strategic options

   . Options that the Board considered

   . The enhancement of market value

   . Evaluation and rejection of the Laidlaw offer

   . The recommendation of the Philip Merger

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STRATEGIC OPTIONS
CONSIDERED                                                                     3
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  . The Board's strategic review process considered numerous options in two primary categories:

    - Independent S-K

      . Accelerated rollout of new growth businesses over 2-3 year time horizon

    - Sale of all or part of Company

      . Substantial interest from parties suggested ability to enhance value on an accelerated basis




SHARE PRICE GROWTH                                                             4

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  . Since initiating the process August 8, 1997

    - S-K share price has increased 50% (close on 1/9)

    - More than $500 million has been added in total market value

    - S-K shareholders will receive cash value immediately on closing of the merger with an affiliate of Philip Service Corp.

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RECOMMENDATION OF
PHILIP'S MERGER                                                                5
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  .  Best financial deal for shareholders - $27 all cash

  . Represents 52% premium to trading price prior to Board's exploration of alternatives

  .  Combines companies with compatible recycling and business philosophies



WHO IS LAIDLAW
ENVIRONMENTAL  (LLE)                                                           6
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  .  Established in 1997 via reverse merger with Rollins Environmental Services

  .  Highly leveraged
     -  LLE(pro-forma) debt/equity:  62.5%
     -  SK debt/equity:    33.2%

  .  Potential environmental liabilities

  .  Currently controlled by 67% owner - Laidlaw Inc.

  .  Majority owner wishes to deconsolidate financial results


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LLE'S BUSINESS BURDENS                                                         7
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  .  Waste Incineration 6 facilities - North America's largest incinerator operator

  .  Landfills 13 hazardous and industrial chemical waste landfills

  .  Excess capacity in market

  .  LLE has shut down significant incineration capacity in past 4 years

  .  Incineration pricing has halved over past four to five years

  .  Landfills present long-term remediation risks



LLE ENVIRONMENTAL RESERVES                                                     8
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  .  Projected Expenditures:  $280 Million

  .  Current Reserve:  $183.1 Million  (+/- $26 Million)

  . Government Required Closure/Post Closure Care (financial assurance): $450 Million

     - Pinewood, S.C.: $140 Million (1 of 12 LLE hazardous waste landfills)

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THE LAIDLAW OFFER                                                              9
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  .  The Claim: $15 cash
     -  $15 per share before fees & expenses equals $13.83 per share net

  .  The Claim: $15 stock
     -  Can the synergies be achieved?

     -  Does the collar adequately protect shareholders? Below collar as of 1/9.

     -  Can the 1998 P/E multiple of 23 be maintained?

     -  Has Laidlaw understated its proforma Depreciation and Amortization?

     - What is the impact on LLE stock value from issuance of additional 162-202 million shares?



LLE'S "CLAIMED" SYNERGIES                                                     10
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  .  LLE "Claimed"  Synergies
     $100-130 million

  .  Internalization of SK waste to LLE incineration - $13.5-25 million

  .  Close Branch facilities - $35-67.5 million

  .  Close processing facilities - $10-12.5 million

  .  SG&A savings due to closing Elgin Headquarters - $45-60 million

  .  S-K "Realistic" Synergies
     $ 26-28 million

  .  Waste internalization (less LLE processing and freight) - $2 million.

  . Branch savings of $200K per 25 branches - $5 million. Facility close/consolidation -$5 million.

  .  G&A staff reductions. Minimal overlap in sales/marketing - $14.5 mil.
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                                                                              11
LLE SYNERGY EVALUATION
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  .  S-K culture and customer focus is reuse/recycle - incompatible with landfills and incineration.
  . Majority of SK service activities are not common to Laidlaw. Minimal overlap in the nearly 5 million services performed by S-K.
  . 25% of Company sales are similar but small quantity generators - require extensive route network to service.
     - elimination of reps/branches would significantly impact service quality, revenue and profit.


                                                                              12
LLE STOCK EVALUATION
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  .  Factors which could impact LLE stock price:
     -  Continued trading volatility
     -  Falling street expectations based on lower synergy forecasts
     -  LLE  P/E multiple contraction
     -  Further review of LLE as an investment
        .  No meaningful trading volume
        .  Overhang of Parent Co. ownership
        .  Leverage
        .  Liability risks
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RISK FACTORS                                                                  13
per Laidlaw's Exchange Offer
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  .  Dividends
     ---------

     - "LLE has not paid cash dividends during the past two years and does not presently anticipate paying any cash dividends in the future. LLE's existing credit facility, and its proposed credit facility...preclude the payment of cash dividends."

  .  Leverage
     --------

     - "After consummation of the merger, Laidlaw Environmental will be highly leveraged with substantial debt service obligations...Therefore, LLE will be particularly susceptible to adverse changes in its industry, the economy and the financial markets generally."

     - "LLE's ability to obtain additional debt financing will be limited by restrictive covenants...those limits on financing may therefore limit LLE's ability to service its existing debt obligations through additional (debt) financing if cash flow from operations is insufficient to service such obligations."
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THE CHOICE IS CLEAR                                                           14
The Laidlaw Offer
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  .  Uncertain value of offer - both cash and stock
  . With LLE proposal, SK shareholders will become majority owners of the new entity (assumes issuance of LLE stock at midpoint of collar)
  . Safety-Kleen shareholders will be subject to risk of continuing operations of LLE - significant debt and environmental liabilities - which they did not have before


THE CHOICE IS CLEAR                                                           15
The Philip Offer
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  .  The $27 all-cash deal from the Philip Group is the best offer
  .  The Board of Directors has fully endorsed the Philip Merger
  . Shareholders in Safety-Kleen will not be exposed to risks from ongoing operations with Philip